UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 29, 2023 (August 28, 2023)

Clearday, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on April 11, 2023, Clearday, Inc., a Delaware corporation (“Clearday”), entered into a Merger Agreement, dated as of April 5, 2023 (the “Merger Agreement”), by and among Viveon Health Acquisition Corp., a Delaware corporation (“Viveon”), VHAC2 Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Viveon Health LLC, a Delaware limited liability company (“SPAC Representative”), and Clearday SR LLC, a Delaware limited liability company (“Company Representative”). Pursuant to the terms of the Merger Agreement, a business combination between Viveon and Clearday will be effected through the merger of Merger Sub with and into Clearday, with Clearday surviving the merger as a wholly owned subsidiary of Viveon (the “Merger”), and Viveon will change its name to “Clearday Holdings, Inc.” Defined terms not otherwise defined herein shall the meanings ascribed to such terms in the Merger Agreement.

On August 28, 2023, Viveon, Clearday, Merger Sub, SPAC Representative and Company Representative entered into the First Amendment to Merger Agreement (the “First Amendment”) that amended and modified the Merger Agreement to, among other things, (i) increase the merger consideration from $250,000,000 to $500,000,000 (plus the aggregate exercise price for all Clearday options and warrants), payable in shares of common stock of Viveon, (ii) provide that holders of all Company Capital Stock (including Company Common Stock, Company Series A Preferred Stock and Company Series F Preferred Stock) as of the effective time of the Merger will be entitled to receive a pro rata portion of the Earnout Shares, and (iii) amend the mechanics for appointing a successor Company Representative.

The foregoing description of the First Amendment is not complete and is subject to and qualified in its entirety by reference to the First Amendment which is filed with this Current Report on Form 8-K as Exhibit 2.1, the terms of which are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On August 29, 2023, Viveon and Clearday issued a joint press release announcing the signing of the First Amendment. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Viveon and Clearday intend to file relevant materials with the SEC, including a registration statement on Form S-4 containing a joint preliminary proxy statement/prospectus (the “Form S-4”) with the SEC and after the registration statement is declared effective, each of Viveon and Clearday will mail a definitive proxy statement/final prospectus relating to the proposed business combination to their respective stockholders.

The Form S-4 will include a joint proxy statement to be distributed to (i) holders of Viveon’s common stock in connection with the solicitation of proxies for the vote by Viveon’s stockholders, and (ii) holders of Clearday’s common stock in connection with the solicitation of proxies for the vote by Clearday’s stockholders with respect to the proposed transaction and other matters as described in the Form S-4, as well as the prospectus relating to the offer of securities to be issued to Clearday’s stockholders in connection with the proposed business combination. After the Form S-4 has been filed and declared effective, each of Viveon and Clearday will mail a definitive proxy statement/prospectus, when available, to their respective stockholders. Investors, security holders and other interested parties are urged to read the Form S-4, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Viveon, Clearday and the proposed business combination. Additionally, each of Viveon and Clearday will file other relevant materials with the SEC in connection with the proposed business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by Viveon with the SEC also may be obtained free of charge upon written request to Viveon at: 3480 Peachtree Road NE 2nd Floor - Suite #112 Atlanta, Georgia 30326. The documents filed by Clearday with the SEC also may be obtained free of charge upon written request to Clearday at: 8800 Village Drive, Suite 106, San Antonio, Texas 78217.

Security holders of Viveon and security holders of Clearday are urged to read the Form S-4 and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K (this “Current Report”) is not incorporated by reference into, and is not a part of, this Current Report.

2

Participants in the Solicitation

Viveon and its directors and executive officers may be deemed participants in the solicitation of proxies from Viveon’s and Clearday’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Viveon will be included in the Form S-4 for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Information about Viveon’s directors and executive officers and their ownership of Viveon’s common stock is set forth in Viveon’s Annual Report on Form 10-K for the year ended December 31, 2022 and filed with the SEC on August 24, 2023, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the direct and indirect interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the SEC’s web site at www.sec.gov.

Clearday and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Viveon and Clearday in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Form S-4 for the proposed business combination. Information about Clearday’s directors and executive officers and their ownership in Clearday is set forth in Clearday’s Annual Report on Form 10-K for the year ended December 31, 2022 and filed with the SEC on May 25, 2023, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.

Forward-Looking Statements

Certain statements made in this Current Report are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “assume,” “estimate,” “would,” “could,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding: the proposed transactions contemplated by the Merger Agreement, including the benefits of the proposed business combination, integration plans, expected synergies and revenue opportunities; anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, continued expansion of product portfolios and the availability or effectiveness of the technology for such products; the longevity health care sector’s continued growth; and the expected timing of the proposed business combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Viveon’s and Clearday’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the institution or outcome of any legal proceedings that may be instituted against Viveon and/or Clearday following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Viveon or Clearday, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on Clearday’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of Viveon’s shares of common stock on the NYSE American following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Clearday to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Clearday may be adversely affected by other economic, business, and/or competitive factors; (12) the amount of redemption requests made by Viveon’s stockholders; and (13) other risks and uncertainties indicated from time to time in the final prospectus of Viveon for its initial public offering dated December 22, 2020 filed with the SEC, Viveon’s Annual Report on Form 10-K, Clearday’s Annual Report on Form 10-K and the Form S-4 relating to the proposed business combination, including those under “Risk Factors” therein, and in Viveon s and Clearday’s other filings with the SEC. The foregoing list of factors is not exclusive and Viveon and Clearday caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Viveon and Clearday do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Viveon nor Clearday gives any assurance that the combined company will achieve its expectations.

3

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1	First Amendment to Merger Agreement, dated as of August 28, 2023, by and among Viveon Health Acquisition Corp., Clearday, Inc., VHAC2 Merger Sub, Inc., Viveon Health LLC and Clearday SR LLC.
99.1	Press Release dated August 29, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2023

Clearday, Inc.

By:	/s/ James T. Wales
Name:	James T. Walesa
Title:	Chief Executive Officer

5